SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
SUBSEQUENT EVENTS

24. SUBSEQUENT EVENTS

On January 24, 2024, the Company raised gross proceeds of CA$6,219,667 (US$4,607,161) from the issuance of 5,098,088 units through a private placement financing facility (the “Offering”) at an offering price CA$1.22 (US$0.90). Each unit consisted of one common share of the Company and one common share purchase warrant to purchase up to 5,098,088 common shares for a period of five (5) years from the date of closing at a price of CA$1.52 (US$1.12) per share. The Company paid finder’s fees of CA$43,829 (US$32,466) to certain parties that were instrumental of introducing some of the subscribers to the Company.

Directors, management and employees acquired 459,522 units of the offering for gross proceeds of CA$560,617 (US$415,272).